                                                                   EXHIBIT 10.1


Certain portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.




                             LAUNCH SERVICE CONTRACT

                                     BETWEEN

                LOCKHEED MARTIN COMMERCIAL LAUNCH SERVICES, INC.

                                       AND

                          ECHOSTAR ORBITAL CORPORATION




                                                          CONFIDENTIAL TREATMENT

                          CONTRACT FOR LAUNCH SERVICES


This Contract is made and entered into as of January 31, 2001 by and between Lockheed Martin Commercial Launch Services, Inc., a Delaware corporation, having its principal place of business at 1660 International Drive, Suite 800, McLean, Virginia 22102 ("Contractor") and EchoStar Orbital Corporation, a Colorado corporation, having its principal place of business at 5701 South Santa Fe Drive, Littleton, Colorado 80120 ("Customer").

                                    ARTICLE 1
                                   DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the following meanings:

         CSLA means the Commercial Space Launch Act, 49 U.S.C. Sections 70101 - 70119, as amended.

         Constructive Total Failure [CONFIDENTIAL MATERIAL REDACTED]

         Contract means this instrument and all exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof, including:

         Exhibit A -  Atlas Launch Services Statement of Work for the
                      EchoStar Program, which presently covers Atlas Launch Services for EchoStar VII and EchoStar VIII, [CONFIDENTIAL MATERIAL REDACTED]

         Exhibit B -  EchoStar VII Interface Control Document

         Exhibit C -  Proton Launch Services Statement of Work for the
                      EchoStar Program, which presently covers Proton Launch Services for EchoStar VII and EchoStar VIII, [CONFIDENTIAL MATERIAL REDACTED]

         Exhibit D -  EchoStar VIII Interface Control Document

         Contract Price means, with respect to a particular Launch Service, the Contract Price as set forth in Article 4 entitled "Contract Price" for the relevant Launch Service.

         Excusable Delay shall have the meaning set forth in Section 8.1 entitled "Excusable Delays Defined."

         Failure Review Board shall have the meaning and the duties set forth in
Section 19.5 entitled "Failure Review Board."

         Insured Launch Activities [CONFIDENTIAL MATERIAL REDACTED]

         Intentional Ignition means (a) for Atlas, the point in time during the launch countdown when the engine start command is issued, causing the start bottle to be


                                       1
                                                          CONFIDENTIAL TREATMENT
pressurized and hypergolics to enter the chamber, and (b) for Proton, the ignition of the first-stage motor(s) of the Launch Vehicle.

         L means the first day of the Launch Period, Launch Slot, or Launch Date, whichever is in then effect.

         Launch [CONFIDENTIAL MATERIAL REDACTED]

         Launch Date means the calendar date within the Launch Slot during which the Launch is scheduled to occur, as established in accordance with Article 6 entitled "Launch Schedule" and as such Launch Date may be adjusted in accordance with Article 7 entitled "Launch Schedule Adjustments."

         Launch Opportunity [CONFIDENTIAL MATERIAL REDACTED]

         Launch Period [CONFIDENTIAL MATERIAL REDACTED]

         Launch Service means those services to be provided by Contractor to Customer for a single Launch as set forth in the applicable Statement of Work.

         Launch Site means (a) for Atlas, Cape Canaveral Air Station located in Florida and (b) for Proton, the Baikonur Cosmodrome located in Kazakhstan, or such other place as mutually agreed by the Parties.

         Launch Slot [CONFIDENTIAL MATERIAL REDACTED]

         Launch Vehicle [CONFIDENTIAL MATERIAL REDACTED]

         Optional Launch Service means a Launch Service which may be ordered by the Customer pursuant to Article 3.

         Partial Failure [CONFIDENTIAL MATERIAL REDACTED]

         Party or Parties means Contractor, Customer or both.

         Reflight Launch means the additional Launch Service(s) that may be provided to Customer in accordance with Article 19 entitled "Reflight Launch or Refund Protection."

         Reflight Launch Fee means the fee for Reflight Launch protection set forth in Article 19 entitled "Reflight Launch or Refund Protection."

         Refund means the amount that may be payable to Customer pursuant to
Section 19.3 entitled "Terms Governing Refund" in the event the Launch Service is a Total Failure, Constructive Total Failure or Partial Failure.


                                       2
                                                          CONFIDENTIAL TREATMENT

         Refund Fee means the fee for Refund protection set forth in Article 19 entitled "Reflight Launch or Refund Protection."

         Related Third Parties [CONFIDENTIAL MATERIAL REDACTED]

Satellite means the applicable Customer-provided satellite among EchoStar VII, EchoStar VIII and additional satellites, if any, covered by Optional Launch Services (with specific satellites to be identified later) and associated property to be launched on the Launch Vehicle, with technical specifications and characteristics set forth in the applicable Statement of Work.

         Satellite Separation means the physical separation of the Satellite from the Launch Vehicle pursuant to the command activating the separation system that releases the Satellite.

         Statement of Work means that document attached as Exhibit A to this Contract for Atlas and as Exhibit C to this Contract for Proton, as applicable.

         Terminated Ignition [CONFIDENTIAL MATERIAL REDACTED]

         Termination Charge means the charge calculated in accordance with
Section 21.7 entitled "Termination Charge."

         Third Party [CONFIDENTIAL MATERIAL REDACTED]

         Total Failure [CONFIDENTIAL MATERIAL REDACTED]

         Trade Agreement [CONFIDENTIAL MATERIAL REDACTED]


                                    ARTICLE 2
                            SERVICES TO BE PROVIDED

2.1 Base-Lined Launch Services. Contractor shall furnish a Launch Service for one Launch of the EchoStar VII Satellite from Cape Canaveral Air Station ("CCAS"), Florida, United States of America, in accordance with Exhibit A entitled "Atlas Launch Services Statement of Work for the EchoStar Program," and a Launch Service for one Launch of the EchoStar VIII Satellite from Baikonur Cosmodrome ("Baikonur") in Baikonur, Kazahkstan, in accordance with Exhibit C entitled "Proton Launch Services Statement of Work for the EchoStar Program," each scheduled for the Launch Periods as specified in Section 6.1 entitled "Launch Period."

2.2 Optional Launch Services. Contractor shall furnish up to [CONFIDENTIAL MATERIAL REDACTED] Launches of Satellites from CCAS and/or Baikonur in accordance with Exhibit A entitled "Atlas Launch Services Statement of Work for the EchoStar Program" and/or Exhibit C entitled "Proton Launch Services Statement of Work for the EchoStar Program," as applicable, should one or more Optional Launch


                                       3
                                                          CONFIDENTIAL TREATMENT

Services be exercised by Customer in accordance with Article 3 entitled "Optional Launch Services."

2.3 [CONFIDENTIAL MATERIAL REDACTED]


                                   ARTICLE 2A
                        [CONFIDENTIAL MATERIAL REDACTED]


                                   ARTICLE 2B
                        [CONFIDENTIAL MATERIAL REDACTED]


                                   ARTICLE 2C
                        [CONFIDENTIAL MATERIAL REDACTED]


                                    ARTICLE 3
                            OPTIONAL LAUNCH SERVICES

3.1 Period of Performance of Optional Launch Services. In no event shall Customer have the right to order Optional Launch Services under this Contract that have initial Launch Period end dates that are later than [CONFIDENTIAL MATERIAL REDACTED]. Once an Optional Launch Service is ordered by Customer, it shall be considered a Launch Service under this Contract.

3.2 Exercising of Optional Launch Services. No later than [CONFIDENTIAL MATERIAL REDACTED], Customer will provide Contractor a written notice containing the requested Launch Vehicle performance capabilities, Customer's Launch Vehicle preferences for the mission, Satellite configuration, three-month Launch Period and option exercise date for such Launch Service. Contractor shall [CONFIDENTIAL MATERIAL REDACTED]. After receipt of the Contractor's letter, Customer may, consistent with Section 3.3 and subject to Section 3.6, exercise the Optional Launch Service by providing a written notice to the Contractor containing the pertinent Satellite information, the desired three-month Launch Period, the desired Atlas or Proton configuration, as applicable, the name and general description of the mission, and [CONFIDENTIAL MATERIAL REDACTED], all no later than [CONFIDENTIAL MATERIAL REDACTED] prior to the first day of the desired Launch Period [CONFIDENTIAL MATERIAL REDACTED]

[CONFIDENTIAL MATERIAL REDACTED]


                                       4
                                                          CONFIDENTIAL TREATMENT

                                    ARTICLE 4
                                 CONTRACT PRICE

4.1 Baseline Contract Prices. The Contract Price for each baseline Launch Service for payment purposes shall be:

         Atlas IIIB(D):  [CONFIDENTIAL MATERIAL REDACTED]
         Proton K/Block DM:  [CONFIDENTIAL MATERIAL REDACTED]

4.2 Optional Launch Service Prices. The Contract Price for each Optional Launch Service shall be:

         Atlas IIIB(d): [CONFIDENTIAL MATERIAL REDACTED] Atlas V(401): [CONFIDENTIAL MATERIAL REDACTED] Atlas V(402): [CONFIDENTIAL MATERIAL REDACTED] Proton K/Block DM: [CONFIDENTIAL MATERIAL REDACTED] Proton M/Breeze M: [CONFIDENTIAL MATERIAL REDACTED]

4.3      Taxes for Atlas Launch Services.

         [CONFIDENTIAL MATERIAL REDACTED]

4.4      Duties and Taxes for Proton

         [CONFIDENTIAL MATERIAL REDACTED]

                                    ARTICLE 5
                                     PAYMENT

5.1 Timing of Payments. Payment of the Contract Price and all other amounts set forth herein shall be in United States Dollars, subject to conditions set forth in Article 7 and made in accordance with the following schedule:

         5.1.1 Initial Payments. Customer will make an initial payment of [CONFIDENTIAL MATERIAL REDACTED] of the Contract Price for each Launch Service as set forth in Article 4. This initial payment is due at Contract signing for the two baseline Launch Services and with the Optional Launch Service exercise notification letter for each Optional Launch Service exercised by Customer.

         5.1.2 Remaining Payments. The balance of the payments for each Launch Service specified in Article 2 entitled "Services To Be Provided" shall be paid in accordance with the schedule set forth in Table 5.1, 5.2, or 5.3, as applicable, where "L" is the [CONFIDENTIAL MATERIAL REDACTED]. If a payment due date falls on a Saturday, Sunday or legal bank holiday, then payment shall be due on the following


                                       5
                                                          CONFIDENTIAL TREATMENT
business day. Except as otherwise set forth to the contrary in Article 19, no portion of the Contract Price shall be refundable in the event the Launch Service fails to perform in accordance with the Statement of Work. Any portion of the Contract Price set forth in Table 5.1, 5.2, or 5.3, below, due after Launch shall be payable on the date due whether or not the Launch Service performs in accordance with the Statement of Work.

         5.1.3 Shortened Delivery Schedule. In the event that the Parties mutually agree to a shorter delivery schedule than [CONFIDENTIAL MATERIAL REDACTED] for a particular Optional Launch Service, then the initial payment due from Customer shall be equal to the sum of all payments that would otherwise be due and payable under Table 5.3 below at the time Customer exercises that particular Optional Launch Service.

               Table 5.1 Launch Payment Schedule for baseline Atlas Launch
Service

                                                Percent of          Payment Due
                    Payment Number            Contract Price           Date
                    --------------            --------------        -----------
                           2                [CONFIDENTIAL MATERIAL REDACTED]
                           3                [CONFIDENTIAL MATERIAL REDACTED]
                           4                [CONFIDENTIAL MATERIAL REDACTED]
                           5                [CONFIDENTIAL MATERIAL REDACTED]
                           6                [CONFIDENTIAL MATERIAL REDACTED]
                           7                [CONFIDENTIAL MATERIAL REDACTED]
                           8                [CONFIDENTIAL MATERIAL REDACTED]
                           9                [CONFIDENTIAL MATERIAL REDACTED]
                           10               [CONFIDENTIAL MATERIAL REDACTED]

               Table 5.2 Launch Payment Schedule for baseline Proton Launch Service

                                                Percent of          Payment Due
                    Payment Number            Contract Price           Date
                    --------------            --------------        -----------
                           2                [CONFIDENTIAL MATERIAL REDACTED] Contract Signing
                           3                [CONFIDENTIAL MATERIAL REDACTED]
                           4                [CONFIDENTIAL MATERIAL REDACTED]
                           5                [CONFIDENTIAL MATERIAL REDACTED]
                           6                [CONFIDENTIAL MATERIAL REDACTED]
                           7                [CONFIDENTIAL MATERIAL REDACTED]
                           8                [CONFIDENTIAL MATERIAL REDACTED]
                           9                [CONFIDENTIAL MATERIAL REDACTED]
                           10               [CONFIDENTIAL MATERIAL REDACTED]


                                       6
                                                          CONFIDENTIAL TREATMENT

               Table 5.3 Launch Payment Schedule for Optional Launch Services

                                                Percent of          Payment Due
                    Payment Number            Contract Price           Date
                    --------------            --------------        -----------
                           2                [CONFIDENTIAL MATERIAL REDACTED]
                           3                [CONFIDENTIAL MATERIAL REDACTED]
                           4                [CONFIDENTIAL MATERIAL REDACTED]
                           5                [CONFIDENTIAL MATERIAL REDACTED]
                           6                [CONFIDENTIAL MATERIAL REDACTED]
                           7                [CONFIDENTIAL MATERIAL REDACTED]
                           8                [CONFIDENTIAL MATERIAL REDACTED]

                           [CONFIDENTIAL MATERIAL REDACTED]

                                                                    Payment Due
                    Payment Number                Price                Date
                    --------------            --------------        -----------
                           1                [CONFIDENTIAL MATERIAL REDACTED]

                           [CONFIDENTIAL MATERIAL REDACTED]

                                                                    Payment Due
                    Payment Number                Price                Date
                    --------------            --------------        -----------
                           1                [CONFIDENTIAL MATERIAL REDACTED]

5.2 Payment Instructions. All payments to Contractor will be by check hand-delivered to Jack Zivic (or other individual authorized by Contractor in writing to receive such payments) at Customer's office at 5701 S. Santa Fe Drive, Littleton, Colorado 80120.

5.3 Invoices. All payments in connection with this Contract shall be made on their respective due dates, or within thirty (30) days after Customer's receipt of the corresponding invoice, whichever is later, except for the first two payments for the base-lined Launch Services and the first payment for each Optional Launch Service, which shall be made at the times set forth above. Payments shall be deemed made upon delivery of notice to Contractor that a valid check for the payable amount is available to be picked up at the above address.

5.4 Interest on Payments Due. If any amount due to either Party under this Contract shall remain unpaid after its due date, then the paying Party shall pay simple interest to the other Party [CONFIDENTIAL MATERIAL REDACTED]. Interest will be computed commencing on the due date to but not including the day payment is actually made. The Party owed the interest shall provide the paying Party an invoice for payment (due within thirty (30) days after receipt of the invoice) of the interest as soon as practicable after the paying Party has completed its payment obligations on the original amount due.

5.5 Accelerated Payments. In the event that any Launch Service is accelerated as described in Article 7 entitled "Launch Schedule Adjustments," the next payment due for such Launch Service following such acceleration shall be increased to include the balance


                                       7
                                                          CONFIDENTIAL TREATMENT
of the payments that would have been made had the Contract payments been scheduled on the basis of the accelerated Launch Period.

5.6 Postponed Payments.

         5.6.1 Postponements by Contractor. In the event of postponement declared by Contractor for any reason including without limitation those in
Article 7 entitled "Launch Schedule Adjustments," the Contract payments shall be suspended for the length of the delay and then resumed with all remaining payments postponed by the amount of the delay, except for any payments due after Launch.

         5.6.2 Postponements by Customer. In the event of postponement declared by Customer for any reason including those in Article 7 entitled "Launch Schedule Adjustments," the Contract payments, including due dates, will not be affected and shall remain [CONFIDENTIAL MATERIAL REDACTED]

                                    ARTICLE 6
                                 LAUNCH SCHEDULE

6.1 Launch Period. The Launch Period(s) for the Launch Service(s) shall be as follows:

         Launch Period                               Launch Service             Satellite
         -------------                               --------------             ---------
         #1:  01 October through 31 December 2001    Atlas IIIB(d)              EchoStar VII
         #2:  01 January through 31 March 2002       Proton K/Block DM          EchoStar VIII
              [CONFIDENTIAL MATERIAL REDACTED]

Customer shall use its reasonable commercial efforts to support the Launches during the Launch Periods stated above.

6.2 Determination of Launch Slot. A one month Launch Slot shall be established at least six months prior to the first day of the Launch Period in accordance with the following procedure. The Contractor will give notice to the Customer of a proposed Launch Slot within the Launch Period taking into account the requirements for a Launch Opportunity. The Parties will cooperate in good faith to agree on the selection of the Launch Slot. However, in the event that the Parties cannot mutually agree upon a Launch Slot within thirty (30) days of Contractor's proposal, then Contractor shall make such selection, as close as reasonably possible to the Customer's requirement, taking into account the available Launch Opportunities and the requirements and interests of all customers [CONFIDENTIAL MATERIAL REDACTED]


                                       8
                                                          CONFIDENTIAL TREATMENT

Launch Date. A Launch Date shall be established at least three months prior to the first day of the Launch Slot, once established, in accordance with the following procedure. The Contractor will give notice to the Customer of a proposed Launch Date within the Launch Slot taking into account the requirements for a Launch Opportunity and general constraints on the satellite injection into the required orbit. The Parties will cooperate in good faith to agree on the selection of the Launch Date. However, in the event that the Parties cannot mutually agree upon a Launch Date within fifteen (15) days of Contractor's proposal, then Contractor shall make such selection, [CONFIDENTIAL MATERIAL REDACTED], taking into account the available Launch Opportunities and the requirements and interests of all customers [CONFIDENTIAL MATERIAL REDACTED]


                                    ARTICLE 7
                           LAUNCH SCHEDULE ADJUSTMENTS

7.1 Customer Launch Schedule Adjustments. Notwithstanding Customer's obligation to use its reasonable commercial efforts to support the Launches during the Launch Periods stated in Section 6.1 above, Customer may request either a postponement or advancement of the Launch Period, Launch Slot or Launch Date previously determined under Article 6 of this Contract entitled "Launch Schedule," by giving written notice to Contractor requesting a new Launch Period, Launch Slot or Launch Date. If the launch schedule adjustment results in a later Launch Period, Launch Slot or Launch Date, then the total number of calendar days of delay requested by Customer shall be attributed to Customer. The Parties will cooperate in good faith to select a new Launch Period, Launch Slot or Launch Date. However, in the event that the Parties cannot mutually agree within sixty (60) days of Customer's notice (or such shorter time period as Contractor may determine, in light of the proximity to the Launch), Contractor shall make such determination taking into account the available Launch Opportunities and the requirements and interests of all customers [CONFIDENTIAL MATERIAL REDACTED]

         7.1.1 Base-lined Launch Services. Actual postponements or notices of postponement by Customer under this Article 7 for each base-lined Launch Service shall not extend beyond [CONFIDENTIAL MATERIAL REDACTED], after which date Contractor shall have the right to terminate the Launch Service pursuant to Section 21.4. In the event that a single actual postponement or notice of postponement, or cumulative actual postponements or notices of postponement, attributed to Customer of a base-lined Launch Service exceed a total of [CONFIDENTIAL MATERIAL REDACTED]

         7.1.2 Optional Launch Services. Actual postponements or notices of postponement by Customer under this Article 7 for each Optional Launch Service exercised by Customer shall not extend beyond [CONFIDENTIAL MATERIAL REDACTED], after which Contractor shall have the right to


                                       9
                                                          CONFIDENTIAL TREATMENT
         terminate the Launch Service pursuant to Section 21.4, [CONFIDENTIAL MATERIAL REDACTED]

         7.1.3 Should Range Support by the United States government be initiated prior to the receipt of Customer's notice of postponement or prior to the determination of a final Launch Period or Launch Date as described in Section 7.1 that is different from the then-current launch schedule, Customer will be liable for the costs charged to Contractor by the United States government (on a pass-through basis, without mark-up) for any such Range Support during the period from and including six (6) days before the then-current Launch Date until such Range Support ceases. Such costs will be paid within thirty (30) days of receipt of the Contractor's invoice and shall in no event exceed a total amount of [CONFIDENTIAL MATERIAL REDACTED] for the baselined Atlas Launch Service. For each Atlas Optional Launch Service exercised by Customer, [CONFIDENTIAL MATERIAL REDACTED]. Range Support, as used in the preceding sentence, means those activities conducted by the United States government in connection with a Launch Service as described in Exhibit A entitled "Atlas Launch Services Statement of Work for the EchoStar Program" and supplies used in connection therewith, including supplying and loading of rocket propellant into the Launch Vehicle, and shall be coordinated by Contractor.

         [CONFIDENTIAL MATERIAL REDACTED]

7.2 Contractor Launch Schedule Adjustments. Contractor may postpone or request an advancement of the Launch Period, Launch Slot or Launch Date previously determined under Article 6 entitled "Launch Schedule" by giving notice to Customer proposing a new Launch Period, Launch Slot or Launch Date. The Parties will cooperate in good faith to select a new Launch Period, Launch Slot or Launch Date. However, in the case of a postponement, if the Parties cannot mutually agree within sixty (60) days of Contractor's proposal (or such shorter time period as Contractor may determine, in light of the proximity to the Launch), Contractor shall make such determination in good faith taking into account the available Launch Opportunities and the requirements and interests of all customers [CONFIDENTIAL MATERIAL REDACTED]. Until the new Launch Period, Launch Slot or Launch Date is selected in accordance with this Section 7.2, the then-current launch schedule shall remain in effect.

         7.2.1 If the final launch schedule adjustment results in a later Launch Period, Launch Slot or Launch Date, then the total number of calendar days of delay originally requested by Contractor shall be attributed to Contractor.

         7.2.2 Postponements by Contractor under this Article 7 shall not exceed a total of [CONFIDENTIAL MATERIAL REDACTED] for each Launch Service. In the event that a single actual postponement or notice of postponement, or cumulative actual postponements or notices of postponement, attributed to Contractor exceed such maximum permissible postponement for any one Launch


                                       10
                                                          CONFIDENTIAL TREATMENT

         Service, that Launch Service shall, at the election of Customer, be subject to termination by Customer in accordance with Section 21.2.1.

7.3 Reserved.

7.4 Excusable Delays. [CONFIDENTIAL MATERIAL REDACTED], days during which an Excusable Delay exists as defined in Article 8 entitled "Excusable Delays" and which affect the launch schedule will not be included in determining the length of a postponement attributable to either Contractor or Customer under this
Article 7.

7.5 Reserved.

7.6 Postponements Attributed to Non-Complying Party under Article 10. Should the failure of either Party to provide required data, hardware and services result in a delay to the launch schedule, then such delay shall be deemed a postponement attributed to the non-complying Party in accordance with this
Article 7. Requirements to provide data, hardware and services, delays and the consequences of postponement attributable to the non-complying Party are described in Article 10 entitled "Additional Contractor and Customer Obligations Prior to Launch."

7.7 Obligation to Give Prompt Notice. Contractor and Customer acknowledge and agree that it is in the best interests of both Parties to promote certainty in launch schedule decisions and minimize disruption to other customers of Contractor. Therefore, the Parties agree to give prompt notice of any need for schedule change under this Article 7 or any actual or potential delay that might impact the launch schedule.


                                    ARTICLE 8
                                EXCUSABLE DELAYS

[CONFIDENTIAL MATERIAL REDACTED]

8.2 Notice(s) of Excusable Delays. Contractor and Customer each acknowledge and agree that it is in the best interests of both Parties to promote certainty in launch schedule decisions and minimize disruption to other customers of Contractor. Therefore, the Parties agree to give prompt notice of any actual or potential Excusable Delay under this Article 8.


                                    ARTICLE 9
                     COORDINATION AND COMMUNICATION BETWEEN
                            CUSTOMER AND CONTRACTOR

9.1 Mission Managers and Program Directors. Each Party hereby identifies to the other the following Program Manager, Mission Manager and Program Directors to


                                       11
                                                          CONFIDENTIAL TREATMENT
coordinate the activities under this Contract. The Program Manager, Mission Manager and Program Directors are not authorized to direct work contrary to the requirements of this Contract or make modifications to this Contract. All modifications to the terms, conditions and requirements of this Contract shall be made pursuant to Article 26 entitled "Amendment."


Contractor Program Directors are:

Mr. Marv Steinman (primary)
Ms Ann Wildgen (Atlas back-up)
Mr. John Casani (Proton back-up)


Contractor's Atlas Program Manager is:

Mr. Tony Narde


Contractor's Proton Program Directors are:

Mr. Vladimir Bronfman (LMCSS Satellite)
Mr. Vitaly Lopan (Loral Satellite)


Customer's Mission Manager is:

Mr. Rohan Zaveri

[CONFIDENTIAL MATERIAL REDACTED]

9.3 Notices. All notices that are required or permitted to be given under this Contract shall be in writing and shall be delivered in person or sent by telefax, certified mail (return receipt requested) or air courier service to the representative and address set forth below, or to such other representative or address specified in a notice to the other Party. Notices shall be deemed effective upon delivery in person or upon confirmation of receipt in the case of telefax, certified mail or air courier.

Notices to Contractor:

Mr. Jack Zivic
Manager, Business Operations
International Launch Services
12999 Deer Creek Canyon Road
M/S DC1400
Littleton, Colorado 80127-5146
Fax: (303) 971-9456


                                       12
                                                          CONFIDENTIAL TREATMENT

Notices to Customer:

Mr. Rohan Zaveri
Director of Space Programs
EchoStar Orbital Corporation
5701 S. Santa Fe Drive
Littleton, Colorado 80120
Fax: (303) 723-1099

with copies to:

Charlie Ergen
President and Chief Executive Officer
(same address and fax number as above)

David Moskowitz
Senior Vice President and General Counsel
(same address as above)
Fax: (303) 723-1699

9.4 Communications in English. All documentation, notices, reports and correspondence under this Contract shall be in the English language. Contractor will translate all appropriate documents from Khrunichev and provide Russian translators for Khrunichev personnel as necessary for meetings, regardless of location.


                                   ARTICLE 10
                 ADDITIONAL CONTRACTOR AND CUSTOMER OBLIGATIONS
                                 PRIOR TO LAUNCH

10.1 Obligation to Provide Information. Contractor shall provide to Customer the data, hardware and services identified in Section 6 of Exhibit A entitled "Atlas Launch Services Statement of Work for EchoStar Program" and Section 6 of Exhibit C entitled "Proton Launch Services Statement of Work for EchoStar Program" and Customer shall provide to Contractor the data, hardware and services identified in Section 6 of Exhibit A entitled "Atlas Launch Services Statement of Work for EchoStar Program" and Section 6 of Exhibit C entitled "Proton Launch Services Statement of Work for EchoStar Program,"


                                       13
                                                          CONFIDENTIAL TREATMENT
in accordance with the schedules contained therein. The data, hardware and services shall be delivered in a condition suitable for their intended use.

10.2 Notification of Non-Compliance. The Party receiving the data, hardware or services referred to in Section 10.1 shall promptly notify the other in accordance with Section 9.3 in the event the data, hardware or services are not consistent with the requirements contained in the applicable Statement of Work or are delivered in a condition not suitable for their intended purpose. The notification shall contain a statement of the discrepancy and recommend solutions. The Party receiving the notification shall provide written direction to the other Party as to how to proceed, taking into account the recommended solutions within seven (7) days following receipt of notice.

10.3 Impact of Non-Compliance on Launch Schedule. In the event that the data, hardware or services to be supplied by one Party to the other, in accordance with Section 10.1 above, are not furnished in accordance with the required schedules set forth in the applicable Statement of Work or are delivered in a condition not suitable for their intended purpose, the receiving Party shall use reasonable commercial efforts to continue its obligations under this Contract without affecting the launch schedule or incurring additional expense. If however, despite the receiving Party's reasonable commercial efforts, such continuation is not possible and, as a result of the other Party's failure to provide data, hardware or services as required in accordance with Section 10.1 above, the launch schedule is adversely affected, then a launch schedule postponement shall be declared by the receiving Party under the appropriate provisions of Article 7 attributable to the Party failing to provide the data, hardware or services as required by the applicable Statement of Work or failing to deliver the data, hardware or services in a condition suitable for their intended purpose.


                                   ARTICLE 11
                         FACTORY AND LAUNCH SITE ACCESS

                        [CONFIDENTIAL MATERIAL REDACTED]


                                   ARTICLE 12
  LICENSES, CLEARANCES AND PERMITS AND COMPLIANCE WITH UNITED STATES GOVERNMENT
                     REQUIREMENTS FOR ATLAS LAUNCH SERVICES

12.1 Responsibility for Licenses, Clearances and Permits. Each Party shall be responsible for obtaining any licenses, clearances, permits and governmental authorizations, and for taking any actions, necessary to carry out its obligations under this Contract. Each Party shall use its reasonable commercial efforts to cooperate with the other Party and provide without cost all reasonable and necessary support for the other


                                       14
                                                          CONFIDENTIAL TREATMENT

Party to apply for and maintain such licenses, clearances, permits and governmental authorizations.

12.2 Transfers of Technical Data. Each Party shall be responsible for compliance with applicable United States government laws and regulations relating to the transfer of technical data to the other Party or to Third Parties.

12.3 Customer Compliance with Requirements. Contractor has executed agreements with various United States government agencies for use of United States government-owned property and facilities relating to launch operations at CCAS in Florida. Customer and Contractor agree that they will comply with the United States government's laws, regulations, policies and directives as they relate to the performance of this Contract. Customer will indemnify Contractor and Contractor will indemnify Customer for any direct damages arising from violation of such laws, regulations, policies or directives by the indemnifying Party or its Related Third Parties. The Parties shall, before Launch, execute and deliver the Agreement for Waiver of Claims and Assumption of Responsibility, the execution of which is required by the United States Department of Transportation (C.F.R. Section 440.17(c)), as a condition of granting Contractor's license to conduct launch activities and Launch the Satellite.

12.4 Government Need. It is the policy of the United States government to support the commercialization of domestic launch services by making available to United States launch services providers its launch-related facilities. However, both Customer and Contractor agree that, in the event of imperative national need as set forth in the CSLA (49 U.S.C. Section 70109), the United States government may require use of United States government or Contractor property and personnel. In the event such use by the United States government necessitates subsequent rescheduling of Customer's Launch Service(s), Contractor will promptly notify Customer of the delay(s) and will reschedule any affected Launch Service(s) to accommodate all customers to the extent possible. Such delay shall be considered an Excusable Delay under Article 8. The United States government shall not be liable to Customer for any costs or damages, including any direct, indirect, special, incidental or consequential damages or any other revenue or business injury or loss, arising out of a delay caused by such priority use of property or personnel.

12.5     Compliance with U.S. Government Export/Import Statutes and Regulations.

         12.5.1 Customer and Contractor hereby acknowledge that they will comply with all applicable statutes, regulations and licenses relating to the export and import of commodities, services or technical data out of and into the United States of America.

         12.5.2 Customer acknowledges that Contractor must refuse to admit to any meeting and refuse to transmit any commodities, technical data or provide any defense services to a non-U.S. citizen participant who is not covered by an


                                       15
                                                          CONFIDENTIAL TREATMENT
         applicable license or agreement issued by the United States government and duly executed by the appropriate parties.


                                   ARTICLE 13
    GOVERNMENTAL APPROVALS, LICENSES, CLEARANCES, PERMITS AND COMPLIANCE WITH
                    REQUIREMENTS FOR PROTON LAUNCH SERVICES

13.1 Parties Respective Obligations. Unless otherwise specified in this Contract, each Party is responsible for obtaining all governmental approvals, including without limitation any licenses, clearances or permits, from any governmental authority which has jurisdiction or authority to require such approvals, licenses, clearances or permits necessary to carry out such Party's respective obligations in accordance with this Contract.

13.2 Mutual Assistance. The Parties shall use reasonable commercial efforts to cooperate and provide each other upon request and without cost all reasonable and necessary assistance in obtaining any and all governmental approvals which they may respectively be required to obtain pursuant to this Contract.

13.3 Documentation. The Parties shall provide to each other upon request and without cost, acceptable documents or other reasonable evidence to show that they have obtained any and all governmental approvals which they respectively are required to obtain pursuant to this Contract.

13.4 Satellite Approvals. Unless otherwise specified herein, Customer shall obtain all governmental approvals necessary for the transfer of the Satellite and any Customer furnished items from the Satellite's country of origin to the Launch Site, and Customer agrees to provide and comply with any and all assurances which it may be required to provide to the government of the country of origin under that country's laws and regulations so that Customer may obtain such governmental approvals.

13.5 Launch Vehicle and Launch Site Approvals. Except as provided by Section 13.4, Contractor shall obtain all governmental approvals necessary for the transfer of the Launch Vehicle and any auxiliary equipment to the Launch Site and shall obtain all governmental approvals necessary for the use of the Launch Site and its facilities.

[CONFIDENTIAL MATERIAL REDACTED]

13.7 U.S. Export Requirements. Contractor's performance hereunder is subject to all laws, rules and regulations, including any requirements set forth in applicable licenses and approvals of the United States regarding the export of information and technology, including the United States Department of State International Traffic in Arms Regulations (ITAR) and export control regulations of the United States Department of Commerce. Contractor shall use its best efforts to comply with such licenses and approvals.


                                       16
                                                          CONFIDENTIAL TREATMENT

13.8 Contractor Assistance for Proton Launch Services. Contractor will assist the Customer and its directors, officers, agents and employees with all administrative arrangements necessary in connection with the transportation of each Satellite and Customer's and its Related Third Parties' personnel, from the point of entry into the territory of Russia or Kazakhstan, to the Launch Site, and for the storage of each Satellite in the above-mentioned territories. Contractor shall take all necessary steps before each Satellite is shipped to the above-mentioned territories, or any of the Customer or its Related Third Parties' personnel visit said territories for the purposes of this Contract, to obtain all necessary consents and permissions from the relevant government authorities as may be required to permit the bringing of such Satellite into said territories and the entry and stay in the said territories of all such personnel. This paragraph shall not be interpreted as requiring Contractor to bear the cost of travel and accommodations for Customer or Customer's Affiliates.

13.9 Security. Customer shall abide by and require its employees, agents and subcontractors to abide by all applicable United States and Russian and Kazakh government and Contractor security rules and regulations while they are on Contractor or its Related Third Parties' premises in connection with this Contract.

13.10 Export Requirements. When applicable or required, Contractor and Customer agree that all exports of goods and data made pursuant to this Contract shall be in strict compliance with all laws, rules and regulations of the United States regarding exportation and re-exportation of technical data including the United States Department of State International Traffic in Arms Regulations (ITAR), the export regulations of the United States Department of Commerce, and the requirements of any export license issued by the United States government.

13.11 Customer acknowledges that Contractor must refuse admittance to any meeting or transmission of any commodities, technical data or provision of defense services to a non-U.S. citizen participant who is not covered by an applicable license or agreement issued by the United States government and duly executed by the appropriate parties.


                                   ARTICLE 14
                      COMPLETION OF CONTRACTOR'S OBLIGATION
                           TO PROVIDE LAUNCH SERVICES

Each Launch Service to be provided under this Contract shall be considered complete upon Launch and the submission of data required by the applicable Statement of Work. A Launch shall not be deemed complete in the event of a Terminated Ignition.


                                   ARTICLE 15
                  EXCLUSION OF WARRANTY AND WAIVER OF LIABILITY
            AND ALLOCATION OF CERTAIN RISKS FOR ATLAS LAUNCH SERVICES

                        [CONFIDENTIAL MATERIAL REDACTED]


                                       17
                                                          CONFIDENTIAL TREATMENT

                                   ARTICLE 16
                        [CONFIDENTIAL MATERIAL REDACTED]


                                   ARTICLE 17
                                    INSURANCE

17.1 Third Party Liability Insurance for Atlas. Contractor shall procure and maintain in effect insurance for third party liability to provide for the payment of claims resulting from property loss or damage or bodily injury, including death, sustained by Third Parties caused by an occurrence resulting from Insured Launch Activities. The insurance shall have a limit of one hundred and sixty-four million dollars ($164,000,000) per occurrence and in the aggregate, or such other amount as may be required by the United States Department of Transportation, whichever is higher. Coverage for damage, loss or injury sustained by Third Parties arising in any manner in connection with Insured Launch Activities shall attach upon arrival of the Satellite at CCAS or the Satellite processing facility (wherever located), whichever occurs first, and will terminate upon the earlier to occur of the return of all parts of the Launch Vehicle to Earth or twelve (12) months following the date of Launch, unless the Satellite is removed from the Satellite processing facility other than for the purpose of transportation to CCAS or is removed from CCAS other than by Launch, in which case, coverage shall extend only until such removal. Such insurance shall not cover loss of or damage to the Satellite even if such claim is brought by any Third Party or Related Third Parties. Such insurance also shall not pay claims made by the United States government for loss of or damage to United States government property in the care, custody and control of Customer or Contractor.

17.2 Insurance Required by Atlas Launch License. Contractor shall provide such insurance as is required by the launch license issued by the United States Department of Transportation for loss of or damage to United States government property.

17.3 Miscellaneous Requirements for Atlas. The third party liability insurance required under Section 17.1 shall name as named insured Contractor and as additional insureds Customer and the respective Related Third Parties of the Parties identified by each Party, the United States government and any of its agencies and such other persons as Contractor may determine. Such insurance shall provide that the insurers shall waive all rights of subrogation that may arise by contract or at law against the named insured or any additional insured.

17.4 Third Party Liability Insurance for Proton. Contractor shall procure and maintain in effect insurance for third party liability to provide for the payment of claims resulting from property loss or damage or bodily injury, including death, sustained by Third Parties caused by an occurrence resulting from Insured Launch Activities. [CONFIDENTIAL MATERIAL REDACTED] and in the aggregate, or such other amount as may be


                                       18
                                                          CONFIDENTIAL TREATMENT
required by the government of the Russian Federation, whichever is higher. Coverage for damage, loss or injury sustained by Third Parties arising in any manner in connection with Insured Launch Activities shall attach upon arrival of the Satellite at the Launch Site and will terminate upon the earlier to occur of the return of all parts of the Launch Vehicle to Earth or twelve (12) months following the date of Launch, unless the Satellite is removed from the Satellite processing area or the Launch Site other than by Launch, in which case, coverage shall extend only until such removal. Such insurance shall not cover loss of or damage to the Satellite even if such claim is brought by any Third Party or Related Third Parties.

17.5 Property Insurance for Proton. Contractor shall provide such insurance as may be required by applicable law or governmental authority within Russia and/or Kazakhstan having jurisdiction over the Launch Site.

17.6 Miscellaneous Requirements for Proton. The third party liability insurance required under Section 17.4 shall name as named insured Contractor and shall name as additional insureds Customer and the respective Related Third Parties of the Parties identified by each Party and such other persons as Contractor may determine. Such insurance shall provide that the insurers shall waive all rights of subrogation that may arise by contract or at law against the named insured or any additional insured.

[CONFIDENTIAL MATERIAL REDACTED]


                                   ARTICLE 18
                      REMEDIES AND LIMITATIONS ON REMEDIES

This provision is intended to highlight notice to the Parties of certain exclusive rights and remedies of the Parties under this Contract, but shall not be construed as being an all-inclusive list thereof. The exclusive rights and remedies of a Party with respect to postponement of a Launch Period, Launch Slot or Launch Date attributed to the other Party are as provided in [CONFIDENTIAL MATERIAL REDACTED] and Sections 5.6.1, 5.6.2, 7.1.1, 7.1.2, 7.1.3, 7.1.4, 7.2.2,
21.2.1, 21.4 entitled "Termination by Contractor for Excessive Launch Postponements" and 21.7 entitled "Termination Charge". The exclusive remedy for failure by either Party to provide the data, hardware or services it is required to provide pursuant to Section 10.1 shall be the adjustment in the Launch Schedule contemplated in Section 10.3. Customer shall have no remedy against Contractor in the event of a failure of the Launch Vehicle or other performance of the Launch Service, other than as provided in Section 15.3 or 16.3, as applicable, and Articles 17, 19 and 20. The exclusive rights and remedy of Customer for claims by Third Parties for property loss or damage, personal injury or bodily injury, including death, arising in any manner from the operation or performance of the Launch Vehicle, to the extent such claims are not otherwise eligible for payment as provided in Section 15.3.2 or 16.3.2, as applicable, shall be the indemnification by Contractor as provided in Section
15.3.2 or 16.3.2, as applicable. The exclusive rights and remedy of Contractor for claims by Third Parties for property loss or damage, personal injury or bodily injury, including death,


                                       19
                                                          CONFIDENTIAL TREATMENT
arising in any manner from the processing, testing, operation or performance of the Satellite, to the extent such claims are not otherwise eligible for payment as provided in Section 15.3.3 or 16.3.3, as applicable, shall be the indemnification by Customer as provided in Section 15.3.3 or 16.3.3, as applicable. The exclusive rights and remedy of the Parties for claims resulting from the infringement, or claims of infringement, of patent rights or any other intellectual property rights of a Third Party shall be the indemnification as provided in Section 15.5 or 16.4, as applicable. The exclusive rights and remedy of Customer to terminate this Contract for convenience are described in Section
21.1 entitled "Termination by Customer for Convenience." The exclusive rights and remedy of Contractor to terminate this Contract in the event of nonpayment are described in Section 21.3 entitled "Termination by Contractor for Nonpayment." [CONFIDENTIAL MATERIAL REDACTED]. The exclusive rights and remedy of Contractor in the event that, in connection with an Optional Launch Service, a single postponement or cumulative postponements attributed to Customer exceeds [CONFIDENTIAL MATERIAL REDACTED] requested by Customer, are described in Section
7.1.2. The exclusive rights and remedy of Contractor in the event that Customer fails to perform its obligations under Section 17.8(a) above, are described in
Section 17.8(d) above.


                                   ARTICLE 19
                      REFLIGHT LAUNCH OR REFUND PROTECTION

19.1 Reflight Launch or Refund. There is a single Contract Price for each Launch Service to be provided hereunder which does not obligate the Contractor to provide a Reflight Launch nor Refund of the Contract Price in the event of one or more Launch Service failure(s). If Reflight Launch or Refund protection is available from Contractor's insurers at the prices quoted herein, then Customer shall have the right to purchase this protection as specified herein.

For the two base-lined Launch Services identified in Section 4.1, the price of the reflight/refund insurance purchased by Contractor from its insurers is [CONFIDENTIAL MATERIAL REDACTED] times the amount of coverage purchased. Customer may elect protection in the form of: (a) either a Reflight Launch or Refund, plus [CONFIDENTIAL MATERIAL REDACTED].

For the optional Launch Services identified in Section 4.2, no later than one hundred and eighty (180) days prior to the Launch Slot or Launch Date, as applicable, the Contractor, upon the Customer's request, shall provide a price quotation to the Customer for: (a) protection in the form of either a Reflight Launch or Refund, [CONFIDENTIAL MATERIAL REDACTED].

The Customer may elect either Reflight Launch or Refund protection in accordance with this Article 19 by so notifying the Contractor within sixty (60) days of receipt of Contractor's price quotation.


                                       20
                                                          CONFIDENTIAL TREATMENT

Payments for the Reflight Launch or Refund protection shall be due to the Contractor from Customer within thirty (30) days of receipt by Customer of Contractor's invoice(s) (which will be issued in support of Contractor's payment obligation to the insurers) or three (3) business days prior to the due date for Contractor's corresponding payment to the insurers, whichever occurs later. Reflight Launch protection will be available in the event of a Total Failure or Constructive Total Failure as determined under Section 19.5 entitled "Failure Review Board." Refund protection shall be available in the event of Total Failure, Constructive Total Failure or Partial Failure, as determined under
Section 19.5 entitled "Failure Review Board." The following terms in this
Article 19 are indicative only, and will be amended to incorporate any differences in the insurance policy purchased by Contractor on a pass-through basis without mark-up.

19.2 Terms Governing Reflight Launch. The following conditions will apply if Customer has elected Reflight Launch protection:

         19.2.1 Customer will continue to pay the Contract Price, as specified in Article 4 entitled "Contract Price" for the Launch Service, which excludes the adjustment for the Reflight Launch Fee which is paid separately per Section 19.1.

         19.2.2 One (1) Reflight Launch will be provided in the event that a Launch Service is a Total Failure or Constructive Total Failure only and not for a Partial Failure, all as determined under Section 19.5 entitled "Failure Review Board." Customer's right to a Reflight Launch in connection with one Launch Service is not transferable to another Launch Service, if any, under this Contract. Any Reflight Launch(es) to which Customer may be entitled under this Contract shall be deemed to be Launch Service(s) for all purposes under this Contract, except that Customer shall not be entitled to a second Reflight Launch following a failure of a Reflight Launch.

         19.2.3 Contractor will conduct a Reflight Launch within [CONFIDENTIAL MATERIAL REDACTED] of receipt of written notice from Customer requesting such Reflight Launch.

         19.2.4 Reflight Launch protection does not include the cost of the replacement satellite, which cost shall be borne by Customer.

         19.2.5 The Reflight Launch will be governed by the terms and conditions of this Contract, except for [CONFIDENTIAL MATERIAL REDACTED] Article 5 entitled "Payment."

         19.2.6 The configuration and mission requirements of the replacement satellite must conform as closely as reasonably possible to the mission description contained in Exhibit B entitled "EchoStar VII Interface Control Document" or Exhibit D entitled "EchoStar VIII Interface Control Document", as applicable.


                                       21
                                                          CONFIDENTIAL TREATMENT

         19.2.7 In the performance of any Reflight Launch, Contractor reserves the right to substitute for the Launch Vehicle any other launch vehicle [CONFIDENTIAL MATERIAL REDACTED]

19.3 Terms Governing Refund. The following conditions will apply if Customer elects Refund protection:

         19.3.1 Customer will continue to pay the Contract Price, as specified in Article 4 entitled "Contract Price" for the Launch Service which excludes the Refund Fee which is paid separately per Section 19.1.

         19.3.2 In the event that the Launch Service is a Total Failure or Constructive Total Failure, as determined under Section 19.5 entitled "Failure Review Board," Contractor shall pay to Customer a Refund equal to the applicable level of protection purchased by Customer.

         19.3.3 In the event that the Launch Service is a Partial Failure, as determined under Section 19.5 entitled "Failure Review Board," Contractor shall pay to Customer a Refund equal to a prorated amount of the applicable level of protection purchased by Customer. Customer's right to a Refund in connection with one Launch Service is not transferable to another Launch Service, if any, under this Contract. The proration to be applied to determine the appropriate Refund shall be calculated as follows:

                  Proration  = 3.333 X (80% - Cp) X 80%

                  Where, Cp (capability percentage) equals the percentage, if any, greater than fifty percent (50%) of the greater of: (i) planned lifetime (less any margin), or (ii) operational capacity (after application of all redundant and spare components) expected after Partial Failure.

         19.3.4    Refunds [CONFIDENTIAL MATERIAL REDACTED]

         19.3.5 In no event shall the aggregate amount of any Refund in connection with a Launch Service exceed the applicable level of protection purchased by Customer.

19.4 Terms Applicable to Both Reflight Launch and Refund. [CONFIDENTIAL MATERIAL REDACTED]


                                   ARTICLE 20
                               REPLACEMENT LAUNCH

20.1 Terms Governing Replacement Launch Service. Customer may request a Replacement Launch Service in the event of Launch Vehicle failure or Satellite failure by giving written notice to Contractor of such request within [CONFIDENTIAL

                                       22
                                                          CONFIDENTIAL TREATMENT

MATERIAL REDACTED] of Launch in which a Constructive Total Failure or Total Failure has occurred.

         20.1.1 Contractor will conduct the Replacement Launch within the period of [CONFIDENTIAL MATERIAL REDACTED] of receipt of Customer's written notice requesting such Replacement Launch, taking into consideration all of the requirements for a Launch Opportunity, provided that Contractor will use its reasonable commercial efforts to conduct the Replacement Launch as early as possible.

         20.1.2 A Replacement Launch Service does not include replacement cost of the Satellite.

         20.1.3 The Replacement Launch Service shall be governed by the terms and conditions of this Contract, except that a Replacement Launch Service shall not be available for the Replacement Launch Service provided in accordance with this Article 20 nor shall it be covered by [CONFIDENTIAL MATERIAL REDACTED]. Except as otherwise provided in this
         Article 20, the Replacement Launch to which Customer may be entitled under this Contract shall be purchased as an Optional Launch Service in accordance with Article 3 and then deemed to be a Launch Service for all purposes under this Contract, [CONFIDENTIAL MATERIAL REDACTED]

         20.1.4 The configuration and mission requirements of the replacement satellite shall conform as closely as reasonably possible to the mission description contained in Exhibit B entitled "EchoStar VII Interface Control Document" or Exhibit D entitled "EchoStar VIII Interface Control Document", as applicable.

         20.1.5 Contractor shall not be obligated to provide a Replacement Launch to Customer in the event that Customer is entitled to a Reflight Launch under the provisions of Article 19 of this Contract.


                                   ARTICLE 21
                                   TERMINATION

21.1 Termination by Customer for Convenience. Customer may terminate any Launch Service under this Contract for any reason following written notice to Contractor given at least thirty (30) days prior to the then-scheduled Launch Period, Launch Slot, or Launch Date. If Customer terminates a Launch Service under this Section 21.1, Contractor shall be entitled to retain the Termination Charge set forth in Section 21.7.

21.2     Termination by Customer for Cause.

         21.2.1 Customer may terminate a Launch Service under this Contract for excessive postponements by Contractor only as expressly permitted in
         Article 7


                                       23
                                                          CONFIDENTIAL TREATMENT
         entitled "Launch Schedule Adjustments". [CONFIDENTIAL MATERIAL
         REDACTED]

21.3 Termination by Contractor for Non-Payment. Except for a bona fide dispute concerning payments, Contractor may terminate a Launch Service under this Contract if Customer fails to make any payment to Contractor relating to such Launch Service on the due date as required by this Contract, provided Customer fails to remedy such non-payment within [CONFIDENTIAL MATERIAL REDACTED] of notice from Contractor describing such non-payment and stating Contractor's intent to terminate the Launch Service. If Contractor terminates a Launch Service in accordance with this Section 21.3, Contractor shall be entitled to the Termination Charge set forth in Section 21.7.

21.4 Termination by Contractor for Excessive Launch Postponements. Contractor may terminate a Launch Service under this Contract for excessive postponements by Customer only as expressly permitted in Article 7. If Contractor does not provide a notice of termination to Customer within [CONFIDENTIAL MATERIAL REDACTED] of postponement or notice of postponement by Customer, Contractor waives its right to terminate the postponed Launch Service under this Section
21.4 unless Customer further postpones the Launch Service under Article 7. If Contractor terminates a Launch Service in accordance with this Section 21.4, Contractor shall be entitled to retain the Termination Charge set forth in
Section 21.7.

[CONFIDENTIAL MATERIAL REDACTED]

21.6 Termination Date. The effective termination date of any Launch Service or the Contract terminated under this Article 21 shall be the date of receipt of notice of termination.

21.7 [CONFIDENTIAL MATERIAL REDACTED]

21.8 Effect of Termination. If either Party terminates one or more Launch Service(s) or this Contract under this Article 21, both Parties' obligations under this Contract with respect to such Launch Service(s) or the entire Contract, as applicable, shall be discharged as of the Launch Service(s)' or Contract's, as applicable, effective termination date except that Customer's obligation to pay the Termination Charge described in Section 21.7 and Contractor's obligation to reimburse certain amounts to Customer under Section
21.2.7 and 21.7 shall survive the termination of this Contract. If less than all Launch Service(s) to be furnished under this Contract are terminated pursuant to this Article 21, the provisions of this Article shall apply to the terminated Launch Service(s) only, and the Parties shall continue to perform their obligations with respect to any Launch Service(s) not terminated under this Article. If all remaining Launch Service(s) to be furnished under this Contract are terminated pursuant to this Article 21, the entire


                                       24
                                                          CONFIDENTIAL TREATMENT

Contract shall be deemed to have been terminated as of the effective termination date of the last terminated Launch Service.


                                   ARTICLE 22
                               DISPUTE RESOLUTION

22.1 Dispute Resolution. Any dispute arising under or relating to this Contract or the breach thereof, including any dispute concerning the validity, scope or enforceability of this provision, that is not promptly resolved directly by the Parties shall be resolved through negotiation, mediation, arbitration or court proceedings as set forth in this Article 22. The use or attempted use of any alternative dispute resolution procedures, such as negotiation, mediation, arbitration or any other non-court procedure shall not be construed under the doctrines of laches, waiver, estoppel or res judicata to affect adversely the rights of either Party, unless otherwise agreed upon by the Parties as part of the relevant alternative dispute resolution procedure.

22.2 Negotiation. Any dispute arising hereunder that is not promptly resolved by the individuals identified in Article 9 shall be referred to the senior management of Contractor and Customer designated by the Parties. If such senior management cannot satisfactorily resolve the dispute in a timely fashion, as reasonably determined by either Party, the matter shall be resolved through mediation, arbitration or court proceedings as provided below.

22.3 Mediation. Any dispute arising hereunder that is not promptly resolved through the negotiation procedure described in Section 22.2 shall be referred to mediation. Mediation shall be an informal, non-binding dispute resolution process mutually agreed by the Parties or by a mutually acceptable alternative dispute resolution organization. If such mediation does not satisfactorily resolve the dispute, such dispute shall be referred to arbitration as provided below.

22.4 Arbitration. If any dispute arising hereunder is not promptly resolved through negotiation or mediation within a period of sixty (60) days, either Party may request, by written notice to the other Party ("Notice of Arbitration"), that the dispute be settled by arbitration in accordance with terms and conditions of this Section 22.4, subject to the consent of the other Party.

         22.4.1 Rules. Arbitration proceedings in connection with this Contract shall be administered in accordance with the provisions of the [CONFIDENTIAL MATERIAL REDACTED]

         22.4.2 Language. Arbitration proceedings in connection with this Contract shall be conducted in the English language, provided that at the request and expense of the requesting Party, documents and testimony shall be translated into any language specified by the requesting Party.


                                       25
                                                          CONFIDENTIAL TREATMENT

         22.4.3 Locale of Meetings and Selection of Arbitrators. Any such arbitration shall be conducted in [CONFIDENTIAL MATERIAL REDACTED] by a panel of three arbitrators who shall be selected within sixty (60) days of such Notice of Arbitration, as follows: (i) one arbitrator shall selected by each Party; and (ii) the third arbitrator shall be selected by the arbitrators chosen by the Parties. In resolving any dispute, the arbitrators shall apply the substantive laws of the State of New York (without regard to its conflict of law rules), [CONFIDENTIAL MATERIAL REDACTED], and shall take into account usages, customs and practices in the performance of contracts for commercial launch services.

         22.4.4 Injunctive Relief. Neither Party to this Contract may make an application to the arbitrators seeking injunctive relief with respect to the performance by the Parties of this Contract.

         22.4.5 Consolidation. Arbitration proceedings in connection with this Contract may be consolidated with arbitration proceedings pending between a Party and any subcontractor if the arbitration proceedings arise out of the same transaction or relate to the same subject matter and if such Party and subcontractors are bound by an arbitration agreement that is substantially similar to that contained in this Contract. If proceedings are consolidated, all references to Party in this Section 22.4 shall also mean subcontractor.

         22.4.6 Review of Decision. Any decision rendered by the arbitrators of a dispute arising under this Contract may be submitted by either Party for review by a court of competent jurisdiction in accordance with
         Article 27.

         22.4.7 Awards and Judgment. The arbitrators shall have no authority to award punitive damages, or any other damages except as authorized under the express terms and conditions of this Contract. For example and without limitation of the foregoing, in no event shall any award to either party exceed the applicable limitations set forth in Sections 15.10, 15.11, 16.8 or 16.9. Either Party shall have the right to subject any decision of the arbitrators for review by a court of competent jurisdiction.

         22.4.8 Confidentiality. Without the prior written consent of the Parties to any arbitration proceeding in connection with this Contract, no Party or arbitrator may disclose (a) the existence, content or results of such proceeding, or (b) any information or documents disclosed by any Party in connection with such proceeding.

         22.4.9 Fees and Expenses. Each Party shall bear its own costs and expenses (including the costs and expenses of the arbitrator it selected) and one-half of the costs and expenses of the third arbitrator, unless otherwise determined in the arbitral award.


                                       26
                                                          CONFIDENTIAL TREATMENT

22.5 Court Proceedings. Any dispute that is not resolved otherwise by the Parties through negotiation, mediation or arbitration as provided in this
Article 22 may be submitted for resolution to a court of competent jurisdiction in accordance with Article 27. With respect to any court proceedings, any information deemed by either Party to be of a commercially sensitive nature shall be entitled to the protection afforded by protective orders issued by a court of competent jurisdiction.


                                   ARTICLE 23
                                 CONFIDENTIALITY

23.1 Contract Provisions

         23.1.1 Each Party shall make reasonable commercial efforts to assure that its employees do not disclose the terms or conditions of this Contract, except as may be required to perform this Contract, to acquire insurance or the benefit thereof, in support of arbitration or legal proceedings relating hereto, as required by their respective governments, or in the normal course of reporting to its parent company.

         23.1.2 No publicity or information regarding this Contract will be given or released without the prior written consent of the other Party. Consent to release of information by either Party shall not be unreasonably withheld.

23.2 Proprietary Data. It is recognized that Customer and Contractor each will have developed technical information relating to the mating and launching of the Launch Vehicle and the Satellite which will be exchanged between the Parties. To the extent that such data is considered "Proprietary Information" by either Party (and, if disclosed in writing, is conspicuously marked "Proprietary" and, if disclosed orally, is identified as "Proprietary Information" at the time of disclosure), such disclosures shall be handled in accordance with this Article 23.

         23.2.1 In addition, "Proprietary Information" (i) shall be that business, financial, technical or other information, data or material in written form that is conspicuously marked "Proprietary," and that is delivered by Contractor or by Customer to the other Party and (ii) shall include all copies in whole or in part made of such information, data or material or derivative uses thereof. Oral disclosure, if identified as "Proprietary Information" at the time of disclosure, will be treated as proprietary under this Article.

         23.2.2 Each Party agrees not to use the other Party's Proprietary Information for any purpose other than for the performance of this Contract. Any other use or disclosure of such Proprietary Information shall be made only upon prior written consent of the other Party.


                                       27
                                                          CONFIDENTIAL TREATMENT

         23.2.3 Each Party agrees to restrict disclosures of the Proprietary Information of the other Party to only those having a need to know in the performance of this Contract and to have all such Proprietary Information protected with a level of care similar to that normally used to protect its own Proprietary Information within its own organization, and in all events at least a reasonable degree of care. If such care is used, the recipient shall not be liable for the unauthorized disclosure of Proprietary Information.

         23.2.4 The aforementioned restrictions on use and disclosure of Proprietary Information will not apply:

                  23.2.4.1 If either Party can show that the Proprietary Information received from the other is or has become generally available through the public domain without fault of such Party;

                  23.2.4.2 If the Proprietary Information is in a written record in one Party's files prior to its receipt from the other Party and is not otherwise restricted as to its use or disclosure;

                  23.2.4.3 If either Party at any time lawfully obtains the Proprietary Information in writing from a Third Party under circumstances permitting its disclosure;

                  23.2.4.4 If the Proprietary Information is disclosed with the prior written consent of the other Party, provided such disclosure complies in all respects with the terms of the written consent;

                  23.2.4.5 When the Proprietary Information is disclosed more than six (6) years after the date of receipt of the information.

                  23.2.4.6 If the Party can show that it developed the information independently without reliance upon the other Party's Proprietary Information.

         23.2.5 Upon termination or expiration of this Contract, the Parties, within a reasonable period of time, will return all Proprietary Information received from the other Party under the terms of this Contract or certify that all the Proprietary Information has been destroyed.

         23.2.6 It is understood that neither Party assumes any liability to the other for damages arising from the other Parties use of or reliance upon any Proprietary Information disclosed pursuant to this Article except as provided elsewhere herein.


                                       28
                                                          CONFIDENTIAL TREATMENT

                                   ARTICLE 24
                              INTELLECTUAL PROPERTY

24.1 Neither Party will acquire, as a result of the services to be provided under this Contract, any rights to the inventions, patents, copyrights, trademarks, or other technical property or any rights to the proprietary data of the other Party or the Related Third Parties of the other Party, except as set forth elsewhere in this Contract.

24.2 Customer grants to Contractor and its affiliates a royalty-free, nonexclusive, non-transferable right to use the trademarks/logos of the Customer ("Licensed Marks") on Contractor's Launch Vehicle(s) used in connection with the Launch Service(s), and in connection with all advertising and marketing activities occurring prior to, during and subsequent to the Launch(s), subject to Customer's prior written approval, which approval shall not unreasonably withheld or delayed ("Licensed Uses"). Customer represents that it is the owner of all rights, title and interest in and to the Licensed Marks and the goodwill associated with the Licensed Marks. Contractor's use of the Licensed Marks in connection with the Contractor's Licensed Uses shall inure to the benefit of the Customer and shall be of a quality commensurate with the quality of the products and services of the Customer.

                                   ARTICLE 25
                      RIGHT OF OWNERSHIP AND CUSTODY RIGHT

25.1 Customer hereby acknowledges and agrees that at no time shall it obtain title to or ownership of or any other legal or equitable right or interest in any part of the Launch Vehicle or in any other tangible or intangible property or hardware of Contractor or its Related Third Parties, including, without limitation, any patent or data rights used or furnished in providing Launch Services under this Contract. Such property shall be considered the sole and exclusive property of Contractor.

25.2 Contractor hereby acknowledges and agrees that at no time shall it obtain title to or ownership of or any other legal or equitable right or interest in any part of the Satellite or in any other tangible or intangible property or hardware of Customer or its Related Third Parties, including, without limitation, any patent or data rights with respect to the Satellite. Such property shall be considered the sole and exclusive property of Customer.


                                   ARTICLE 26
                                    AMENDMENT

Except as may be specifically provided elsewhere in this Contract, any amendment, modification or change to this Contract, including but not limited to launch requirements, changes in quantity or schedule adjustments, or any waiver of performance hereunder may only be made in writing and upon mutual agreement of Customer and Contractor.


                                       29
                                                          CONFIDENTIAL TREATMENT

                                   ARTICLE 27
                                  GOVERNING LAW

27.1 This Contract shall be governed by and construed in accordance with the laws of the State of New York, United States of America, exclusive of that jurisdiction's choice of law rules. The provisions of the United Nations Convention for the International Sale of Goods shall not be applicable to this Contract.

27.2 WAIVER OF JURY TRIAL. THE PARTIES WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS CONTRACT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY EITHER PARTY AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.

27.3 Customer and Contractor are subject to civil and commercial law with respect to their obligations hereunder, and the execution, delivery and performance of this Contract by Customer and Contractor constitute private and commercial acts rather than public or governmental acts. Neither Customer, Contractor nor any of their property has any sovereign immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under applicable law.


                                   ARTICLE 28
                                WAIVER OF BREACH

The failure of either Party, at any time, to require performance of the other Party of any provision of this Contract shall not waive the requirement for such performance at any time thereafter.

                                   ARTICLE 29
                                   ASSIGNMENT

This Contract shall not be transferred, assigned in full, as security or otherwise or delegated to any other individual, firm, institution, organization or government agency by either Party without the prior written consent of the other Party, except for assignments or delegations made by Customer or Contractor to its parent company, a subsidiary of Customer or Contractor or its parent company, or a division. Consent to assignment or delegation by either Party shall not be unreasonably withheld. Any attempted assignment or delegation, without such consent, shall be void and without effect. Any permitted assignment or delegation shall not act to release a Party from its obligations under this Contract unless the consent to assignment or delegation from the other Party specifically provides for such release.


                                       30
                                                          CONFIDENTIAL TREATMENT

                                   ARTICLE 30
                               ORDER OF PRECEDENCE

In the event of any conflict or inconsistency among the various portions of this Contract, the following order of precedence shall prevail:

         Articles 1 through 34
         Exhibit A - "Atlas Launch Services Statement of Work for the EchoStar
                     Program"
         Exhibit C - "Proton Launch Services Statement of Work for the EchoStar
                     Program"
         All other Exhibits to this Contract.


                                   ARTICLE 31
                                ENTIRE AGREEMENT

This Contract constitutes the entire agreement and understanding between the Parties. No other promises or representations, either verbal or written, with the exception of duly executed subsequent written modifications to the Contract shall have any force or effect in regard to the contractual obligations of the Parties herein.


                                   ARTICLE 32
                                  SEVERABILITY

The invalidity, unenforceability or illegality of any provision hereto shall not affect the validity or enforceability of the other provisions of this Contract, which provisions shall remain in full force and effect.


                                   ARTICLE 33
                          PUBLIC RELEASE OF INFORMATION

Except as required by law or regulation, no news release, public announcement, or advertising material concerned with this Contract shall be issued by either Party without prior written consent of the other Party. Such consent shall not be unreasonably withheld. All releases shall be coordinated between both Parties.


                                   ARTICLE 34
                        [CONFIDENTIAL MATERIAL REDACTED]


                                       31
                                                          CONFIDENTIAL TREATMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Contract as of the day and year first above written:

For Customer                                For Contractor

ECHOSTAR ORBITAL                            LOCKHEED MARTIN COMMERCIAL
CORPORATION                                 LAUNCH SERVICES, INC.


By:                                         By:

Name: Charlie Ergen                         Name: Jack Zivic

Title: President and Chief Executive        Title: Manager, Business Operations
       Officer


                                       32
                                                          CONFIDENTIAL TREATMENT